Exhibit 99.1

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder and Board of Directors of

Ferguson Containers

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of Ferguson Containers (the “Company”) as of December 31, 2021, the related consolidated statements of comprehensive income, changes in stockholder’s equity and cash flows for the year then ended, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2021, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Morison Cogen LLP

We have served as the Company’s auditor since 2022.

Blue Bell, Pennsylvania

March 8, 2022

F-2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Ferguson Containers, Inc.

Report on the Financial Statements

We have audited the accompanying balance sheet of Ferguson Containers, Inc. (the “Company”) as of December 31, 2020, the related statements of operations, changes in stockholders’ equity and cash flows for the year ended December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and the results of its operations and its cash flows for the year in the period ended December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor from September 2021 through February 21, 2022.

New York, NY

November 5, 2021

F-3

FERGUSON CONTAINERS

CONSOLIDATED BALANCE SHEETS

As of December 31, 2021 and 2020

	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$844,619	$176,759
Accounts receivable	867,027	836,153
Inventories	110,664	114,198
Prepaid expenses and other current assets	48,343	7,209
Total current assets	1,870,653	1,134,319
Property and equipment, net	1,007,770	967,361
Due from parent	418,004	821,627
Total assets	$3,296,427	$2,923,307

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Line of credit	$-	$367,976
Note payable, current portion	15,530	14,848
Accounts payable	44,547	38,507
Accrued expenses	7,551	10,799
Income tax payable	319,997	109,998
Total current liabilities	387,625	542,128
Note payable, less current portion	12,114	27,644
Deferred tax liabilities	82,104	82,104
Total liabilities	481,843	651,876

Stockholder’s equity:
Common stock, 400 shares authorized and outstanding, no par value	50,000	50,000
Retained earnings	2,764,584	2,221,431
Total stockholder’s equity	2,814,584	2,271,431
Total liabilities and stockholder’s equity	$3,296,427	$2,923,307

The accompanying notes are an integral part of these consolidated financial statements.

F-4

FERGUSON CONTAINERS

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

For the Years Ended December 31, 2021 and 2020

	2021	2020

Revenues, net	$7,874,285	$6,719,894
Cost of revenues	5,682,117	4,691,451
Gross profit	2,192,168	2,028,443

Selling, general and administrative expenses	1,946,832	1,759,117

Operating income	245,336	269,326

Non-operating income (expense):
Interest expense, net	(44,816)	(112,295)
Rental income	71,543	102,815
Other income	481,090	-
Total non-operating income (expense)	507,817	(9,480)

Net income before income tax expense	753,153	259,846

Income tax expense	210,000	67,399

Net income	$543,153	$192,447
Earnings per share:
Earnings per share – basic and diluted	$1,357.88	$481.12
Weight average number of common shares outstanding – basic and diluted	400	400

The accompanying notes are an integral part of these consolidated financial statements.

F-5

FERGUSON CONTAINERS

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

For the Years Ended December 31, 2021 and 2020

	Common Stock		Retained
	Shares	Amount	Earnings	Total

Balance, January 1, 2020	400	$50,000	$2,028,984	$2,078,984

Net income		-	192,447	192,447

Balance, December 31, 2020	400	50,000	2,221,431	2,271,431

Net income		-	543,153	543,153

Balance, December 31, 2021	400	$50,000	$2,764,584	$2,814,584

The accompanying notes are an integral part of these consolidated financial statements.

F-6

FERGUSON CONTAINERS

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2021 and 2020

	2021	2020

Cash flows from operating activities:
Net income	$543,153	$192,447
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	140,765	95,861
Amortization of debt issuance costs	-	15,573
Gain on sale of building	(475,418)	-
Changes in assets and liabilities:
Accounts receivable	(30,874)	(140,091)
Inventories	3,534	(24,958)
Prepaid expenses and other current assets	(41,134)	(290)
Accounts payable	6,040	9,100
Accrued expenses and other current liabilities	206,751	45,433

Net cash provided by operating activities	352,817	193,075

Cash flows from investing activities:
Purchases of property and equipment	(514,151)	(276,478)
Proceeds from sale of land and building	808,395	-
Net cash provided by (used in) investing activities	294,244	(276,478)

Cash flows from financing activities:
Repayments under lines of credit	(367,976)	-
Borrowings under lines of credit	-	(104,326)
Repayments under notes payable	(14,848)	(14,196)
Due from parent	403,623	299,983
Net cash provided by financing activities	20,799	181,461
Net increase in cash and cash equivalents	667,860	98,058

Cash and cash equivalents, beginning of the year	176,759	78,701
Cash and cash equivalents, end of the year	$844,619	$176,759

Supplemental disclosure of cash flow information:
Cash paid for interest	$47,688	$112,295
Cash paid for income taxes	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

F-7

FERGUSON CONTAINERS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION

As used herein, “Fergco” and the “Company” refer to Ferguson Containers and/or where applicable, its management, a New Jersey corporation incorporated on September 14, 1966 under the laws of the State of New Jersey. The Company produces and sells a variety of container board, corrugated products and specialty paper products in North America. The Company is 100% owned by Vinco Ventures, Inc. (“Vinco” or “Parent”).

As of December 31, 2021, Fergco’s wholly-owned subsidiary included Cryptyde Shared Services, LLC (“Cryptyde Shared”), which was formed on September 16, 2021. All of Cryptyde Shared Services, LLC costs are paid by and billed to Cryptyde, Inc. and therefore Cryptyde Shared had no assets or activity as of December 31, 2021. The accompanying consolidated financial statements exclude EVNT Platform, LLC which was transferred to Fergco on September 16, 2021, and the transfer was rescinded on January 24, 2022, with an effective recission date of September 16, 2021.

During 2021, the Parent announced it plans to spin-off (the “Separation”) certain of its businesses. The Parent plans to include Ferguson Containers as well as other subsidiaries of the Parent (the “Spin-Off Businesses”) as part of the spin-off. In anticipation of the Separation, the Parent has placed its assets and legal entities comprising the Spin-Off Businesses to facilitate the Separation. As a result of the Separation, the Company will become an independent, publicly traded company comprised of the Spin-Off Businesses. The Separation is expected to be completed upon the distribution of the common stock of the Spin-Off Businesses to stockholders of the Parent in early 2022.

Basis of Presentation.

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). All significant intercompany transactions and balances have been eliminated in consolidation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The Company’s significant estimates used in these consolidated financial statements include, but are not limited to, revenue recognition and the determination of the economic useful life of depreciable property and equipment. Certain of the Company’s estimates could be affected by external conditions, including those unique to the Company and general economic conditions. It is reasonably possible that these external factors could have an effect on the Company’s estimates and could cause actual results to differ from those estimates.

Cash and Cash Equivalents. The Company considers all highly liquid, short-term investments with original maturities of three months or less when purchased to be cash equivalents.

Accounts Receivable. Accounts receivable are carried at their contractual amounts, less an estimate for uncollectible amounts. Management estimates the allowance for bad debts based on existing economic conditions, historical experience, the financial conditions of the customers, and the amount and age of past due accounts. Receivables are considered past due if full payment is not received by the contractual due date. Past due accounts are generally written off against the allowance for bad debts only after all collection attempts have been exhausted. All accounts receivable is currently deemed collectible and no allowance for doubtful account was required as of December 31, 2021 and December 31, 2020, respectively. There was one customer who represented 27% of total accounts receivable as of December 31, 2021.

F-8

FERGUSON CONTAINERS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Inventories. Inventory is recorded at the lower of cost or net realizable value on a first-in, first-out basis. The Company reduces the carrying value of inventories for those items that are potentially excess, obsolete, or slow moving based on changes in customer demand, technology developments, or other economic factors.

Property and Equipment. Property and equipment are stated at cost, net of accumulated depreciation and amortization, which is recorded commencing at the in-service date using the straight-line method over the estimated useful lives of the assets, as follows: 3 to 5 years for office equipment, 5 to 7 years for furniture and fixtures, 6 to 10 years for machinery and equipment, 10 to 15 years for building improvements, 5 years for software, 5 years for molds, 5 to 7 years for vehicles and 40 years for buildings. When fixed assets are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the statements of operations for the respective period. Minor additions and repairs are expensed in the period incurred. Major additions and repairs which extend the useful life of existing assets are capitalized and depreciated using the straight-line method over their remaining estimated useful lives.

On August 25, 2021, the Company sold the building located in Washington, NJ for gross proceeds of $858,730. The net proceeds of $763,665 were used to partially payoff the note on the Parent Company, Vinco Ventures, Inc. to the Ferguson Family of $876,500. The note payable was related to the September 30, 2018 acquisition of Ferguson Containers

The table below presents the gain on sale of building:

August 25, 2021
Proceeds	$858,730
Less: Land	(79,100)
Less: Building, net	(253,877)
Less: Fees	(50,335)
Gain on sale of building	$475,418

Impairment of Long-lived Assets. The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company assesses the recoverability of its long-lived assets using undiscounted cash flows. If an asset is found to be impaired, the amount recognized for impairment is equal to the difference between the carrying value and the asset’s fair value. The Company did not record any impairment charges related to long-lived assets during the years ended December 31, 2021 and 2020.

Contingent Liabilities. The Company, from time to time, may be involved in certain legal proceedings. Based upon consultation with outside counsel handling its defense in these matters and the Company’s analysis of potential outcomes, if the Company determines that a loss arising from such matters is probable and can be reasonably estimated, an estimate of the contingent liability is recorded in its consolidated financial statements. If only a range of estimated loss can be determined, an amount within the range that, based on estimates, assumptions and judgments, reflects the most likely outcome, is recorded as a contingent liability in the consolidated financial statements. In situations where none of the estimates within the estimated range is a better estimate of probable loss than any other amount, the Company records the low end of the range. Any such accrual would be charged to expense in the appropriate period. Litigation expenses for these types of contingencies are recognized in the period in which the litigation services were provided.

F-9

FERGUSON CONTAINERS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Revenue Recognition. In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 606, Revenue from Contracts with Customers, the Company recognizes revenue when it satisfies performance obligations, by transferring promised goods or services to customers, in an amount that reflects the consideration to which the Company expects to be entitled in exchange for fulfilling those performance obligations. Revenue for product sales is recognized upon receipt by the customer. There are no contract assets or contract liabilities and therefore no unsatisfied performance obligations. The Company does not offer any warranties, however; damaged products can be returned for credit or refund.

Disaggregation of Revenue. The Company’s primary revenue streams include the sale of corrugated packaging materials. There are no other material operations that were separately disaggregated for segment purposes. The Company has income from rental operations which is included as part of other income in the statements of operations.

Cost of Revenues. Cost of revenues includes freight charges, purchasing and receiving costs, depreciation and inspection costs.

Comprehensive income. The Company follows Accounting Standards Codification (“ASC”) 220 in reporting comprehensive income. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Since the Company has no items of other comprehensive income, comprehensive income is equal to net income.

Earnings Per Share. The Company follows ASC 260 when reporting Earnings Per Share resulting in the presentation of basic and diluted earnings per share. Because the Company does not have any common stock equivalents, such as stock options and warrants, the amounts reported for basic and diluted earnings per share were the same.

Income Taxes. The Company accounts for income taxes under the provisions of the FASB ASC Topic 740 “Income Taxes” (“ASC Topic 740”). The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of items that have been included or excluded in the consolidated financial statements or tax returns. Deferred tax assets and liabilities are determined on the basis of the difference between the tax basis of assets and liabilities and their respective financial reporting amounts (“temporary differences”) at enacted tax rates in effect for the years in which the temporary differences are expected to reverse. The Company utilizes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Management has evaluated and concluded that there were no material uncertain tax positions requiring recognition in the Company’s consolidated financial statements as of December 31, 2021 and 2020. The Company does not expect any significant changes in its unrecognized tax benefits within twelve months of the reporting date. The Company’s policy is to classify assessments, if any, for tax related interest as interest expense and penalties as general and administrative expenses in the consolidated statements of comprehensive income. The Company is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.

F-10

FERGUSON CONTAINERS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Fair Value Measurements. The Company measures the fair value of financial assets and liabilities based on the guidance of ASC 820 “Fair Value Measurements and Disclosures” (“ASC 820”) which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices for similar assets and liabilities in active markets or inputs that are observable

Level 3 — inputs that are unobservable (for example, cash flow modeling inputs based on assumptions)

The carrying amounts of the Company’s financial instruments, such as cash, accounts receivable, accounts payable and other current liabilities approximate fair values due to the short-term nature of these instruments.

Concentration of Credit Risks. Financial instruments that potentially subject the Company to concentrations of credit risk are cash equivalents, accounts receivable and revenues. Cash and cash equivalents are invested in deposits with certain financial institutions and may, at times, exceed federally insured limits. The Company has not experienced any significant losses on its deposits of cash and cash equivalents.

Recent Accounting Pronouncements. As of December 31, 2021, there were no recently adopted accounting pronouncements that had a material effect on the Company’s consolidated financial statements.

F-11

FERGUSON CONTAINERS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Subsequent Events. The Company has evaluated subsequent events through March 8, 2022, the date the consolidated financial statements were available to be issued. Based upon the evaluation, except for items described in Note 11, the Company did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the consolidated financial statements.

Segment Reporting. The Company uses “the management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s reportable segments. The Company’s chief operating decision maker is the Chairman and Chief Executive Officer (“CEO”) of the Company, who reviews operating results to make decisions about allocating resources and assessing performance for the entire Company. The Company’s primary revenue streams include the sale of corrugated packaging materials and therefore the Company only identifies one reportable operating segment.

3. ACCOUNTS RECEIVABLE

Accounts receivable consist of the following at December 31, 2021 and 2020:

	2021	2020

Trade accounts receivable	$867,027	$836,153
Less: allowance for doubtful accounts	-	-
Total accounts receivable	$867,027	$836,153

4. INVENTORIES

Inventories consist of the following at December 31, 2021 and 2020:

	2021	2020

Raw materials	$13,366	$71,484
Finished goods	97,298	42,714
Total inventories	$97,298	$114,198

5. PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following at December 31, 2021 and 2020:

	2021	2020

Land	$-	$79,100
Building and building improvements	781,985	1,263,861
Equipment and machinery	4,621,878	4,119,632
Furniture and fixtures	260,426	260,426
Vehicles	533,867	521,962
	6,198,156	6,244,981
Less: accumulated depreciation	(5,190,386)	(5,277,620)
Total property and equipment, net	$1,007,770	$967,361

Depreciation and amortization expense was $140,765 and $95,861 for the years ended December 31, 2020 and 2019, respectively.

6. DUE TO AND FROM PARENT

As of December 31, 2021 and December 31, 2020, due from parent consists of net amounts due from Vinco Ventures, Inc. related to borrowings for working capital needs and management fees charged by Vinco Ventures, Inc. to Ferguson Containers as well as other operating expenses that were paid for on behalf of one to the other. As of December 31, 2021 and 2020, the net amount due from parent was $418,004 and $821,627, respectively. Such amounts are not due currently. The Parent billed the Company management fees of $316,500 and $200,000 for the years ended December 31, 2021 and 2020, respectively. The due to and from Parent will be considered to be settled at the time of the anticipated Spin-Off of Ferguson Containers

F-12

FERGUSON CONTAINERS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DEBT

Principal due under the line of credit and note payable was as follows as of December 31, 2021 and 2020:

	2021	2020

Line of credit	$-	$367,976

Note payable	27,644	42,492
Less: note payable, current portion	(15,530)	(14,848)
Note payable, net of current portion	$12,114	$27,644

On February 21, 2020, the Company entered into a receivables financing line of credit arrangement (the “Factoring Agreement”) for certain receivables of the Company not to exceed $1,250,000 at any one time. The agreement allows for borrowings up to 85% of the outstanding receivable based on the credit quality of the customer. The fee is between 1% and 2% of the total invoices financed. The balance at December 31, 2020 was $367,976. On March 31, 2021, the Company fully paid off the remaining balance of the Factoring Agreement.

8. INCOME TAXES

Ferguson Containers is taxed as a corporation and pays corporate federal, state and local taxes on income.

Components of income before income taxes were as follows:

	2021	2020

United States	$753,153	$259,846
Income before income tax expense	$753,153	$259,846

The tax effects of temporary differences that give rise to deferred tax assets or liabilities are presented below:

	2021	2020

Deferred tax assets:
Net operating loss carryforwards	$-	-
Net deferred tax assets	$-	$-

Deferred tax liabilities:
Property and equipment	$(82,104)	(82,104)
Net deferred tax liabilities	$(82,104)	$(82,104)
Net deferred taxes	$(82,104)	$(82,104)

The income tax provision consists of the following:

	2021	2020

Current:
Federal	$142,845	$33,315
State	67,155	9,244
Total current	210,000	42,559
Deferred:
Federal	-	16,887
State	-	7,953
Total deferred	-	24,840
Total income tax provision	$210,000	$67,399

F-13

FERGUSON CONTAINERS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A reconciliation of the statutory federal income tax rate to the Company’s effective tax rate is as follows:

	2021	2020

Tax at federal statutory rate	21.0%	21.0%
State and local income taxes	7.1%	4.7%
Other	0.2%	0.2%
Total income tax provision	27.9%	25.9%

9. STOCKHOLDER’S EQUITY

Common Stock. Vinco Ventures, Inc. owns 100% of the issued and outstanding common stock of Ferguson Containers As of December 31, 2021 and 2020, the Company has 400 shares of common stock issued and outstanding, respectively.

10. COMMITMENTS AND CONTINGENCIES

Operating Leases. The Company leases certain office space from an entity affiliated through common ownership under an operating lease agreement on a month-to-month basis.

Rent expense for the years ended December 31, 2021 and 2020 was $106,800 and $106,800, respectively. Rental payments are expensed in the statements of comprehensive income in the period to which they relate.

11. SUBSEQUENT EVENTS

On January 24, 2022, Vinco Ventures, Inc. rescinded the transfer of the ownership units of EVNT Platform, LLC to Ferguson Containers and 100% of the ownership units of EVNT Platform, Inc. reverted back to Vinco Ventures, Inc. with an effective recission date of September 16, 2021.

F-14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder and Board of Directors of

Cryptyde, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of Cryptyde, Inc. (the “Company”) as of December 31, 2021, the related consolidated statements of comprehensive loss, changes in stockholder’s deficit and cash flows for the period from September 21, 2021 (inception) to December 31, 2021, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of their operations and their cash flows for the period from September 21, 2021 (inception) to December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Morison Cogen LLP

We have served as the Company’s auditor since 2022.

Blue Bell, Pennsylvania

March 8, 2022

F-15

CRYPTYDE, INC.

CONSOLIDATED BALANCE SHEET

As of December 31, 2021

ASSETS
Current assets:
Cash and cash equivalents	$66,575
Other current assets	7,033,350
Total current assets	7,099,925

Loan held-for-investment, related party	4,000,000
Total assets	$11,099,925

LIABILITIES AND STOCKHOLDER’S DEFICIT
Current liabilities:
Accounts payable and accrued expenses	126,627
Customer deposit	6,999,980
Total current liabilities	7,126,607
Due to parent	4,616,551
Total liabilities	11,743,158

Commitments and contingencies	-

Stockholder’s deficit:
Common stock, 10,000 shares authorized and outstanding, $0.001 par value	10
Additional paid-in capital	(10)
Accumulated deficit	(514,373)
Total stockholder’s deficit attributable to Cryptyde, Inc.	(514,373)
Non-controlling interest	(128,860)
Total stockholder’s deficit	(643,233)
Total liabilities and stockholder’s deficit	$11,099,925

The accompanying notes are an integral part of these consolidated financial statements.

F-16

CRYPTYDE, INC.

CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS

For the Period from September 21, 2021 (inception) to December 31, 2021

Revenues, net	$-
Cost of revenues	-
Gross profit	-

Selling, general and administrative expenses	676,628

Operating loss	(676,628)

Non-operating income:
Interest income, net	33,395

Total non-operating income	33,395

Net loss before income tax expense (benefit)	(643,233)

Income tax expense (benefit)	-

Net loss	(643,233)
Net loss attributable to non-controlling interest	(128,860)
Net loss attributable to Cryptyde, Inc.	$(514,373)
Net loss per share:
Net loss per share – basic and diluted	$(51.44)

Weight average number of common shares outstanding – basic and diluted	10,000

The accompanying notes are an integral part of these consolidated financial statements.

F-17

CRYPTYDE, INC.

CONSOLIDATED STATEMENT OF STOCKHOLDER’S DEFICIT

For the Period from September 21, 2021 (inception) to December 31, 2021

	Common Stock		Additional Paid in	Non controlling	Accumulated
	Shares	Amount	Capital	Interest	deficit	Total

Balance, September 21, 2021 (Inception)	-	$-	$-	$-	$-	$-

Contributions	10,000	10	(10)	-	-	-

Net loss		-	-	(128,860)	(514,373)	(643,233)

Balance, December 31, 2021	10,000	$10	$(10)	$(128,860)	$(514,373)	$(643,233)

The accompanying notes are an integral part of these consolidated financial statements.

F-18

CRYPTYDE, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Period from September 21, 2021 (inception) to December 31, 2021

Cash flows from operating activities:
Net loss	$(643,233)

Changes in assets and liabilities:
Prepaid expenses and other current assets	(7,033,350)
Accounts payable and accrued expenses	126,627
Customer deposit	6,999,980
Net cash used in operating activities	(549,976)

Cash flows from investing activities:
Loan-held for investment, related party	(4,000,000)
Net cash used in investing activities	(4,000,000)

Cash flows from financing activities:

Due to parent	4,616,551
Net cash provided by financing activities	4,616,551
Net increase in cash and cash equivalents	66,575

Cash and cash equivalents, beginning of the period	-
Cash and cash equivalents, end of the period	$66,575

Supplemental disclosure of cash flow information:
Cash paid for interest	$-
Cash paid for income taxes	-

The accompanying notes are an integral part of these consolidated financial statements.

F-19

CRYPTYDE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION

As used herein, “Cryptyde” and the “Company” refer to Cryptyde, Inc. and/or where applicable, its management, a Nevada corporation incorporated on September 21, 2021 (date of inception) under the laws of the State of Nevada. The Company sells mining equipment in the blockchain. The Company is 100% owned by Vinco Ventures, Inc. (“Vinco” or “Parent”).

As of December 31, 2021, Cryptyde, Inc. had one wholly-owned subsidiary: BlockHiro, LLC (“BH”). Cryptyde owns 51% of CW Machines, LLC which is consolidated under the voting interest entity model. Under the voting interest entity model, control is presumed by the holder of a majority voting interest unless noncontrolling shareholders have substantive participating rights.

During 2021, the Parent announced it plans to spin-off (the “Separation”) certain of its businesses. The Parent plans to include Cryptyde, Inc. as well as other subsidiaries of the Parent (the “Spin-Off Businesses”) as part of the spin-off. In anticipation of the Separation, the Parent has placed its assets and legal entities comprising the Spin-Off Businesses into or under to facilitate the Separation. As a result of the Separation, the Company will become an independent, publicly traded company comprised of the Spin-Off Businesses. The Separation is expected to be completed upon the distribution of the common stock of the Company to stockholders of the Parent in early 2022.

Basis of Presentation. The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). All significant intercompany transactions and balances have been eliminated in consolidation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The Company’s significant estimates used in these consolidated financial statements include, but are not limited to, revenue recognition and the determination of the economic useful life of depreciable property and equipment. Certain of the Company’s estimates could be affected by external conditions, including those unique to the Company and general economic conditions. It is reasonably possible that these external factors could have an effect on the Company’s estimates and could cause actual results to differ from those estimates.

Cash and Cash Equivalents. The Company considers all highly liquid, short-term investments with original maturities of three months or less when purchased to be cash equivalents.

Contingent Liabilities. The Company, from time to time, may be involved in certain legal proceedings. Based upon consultation with outside counsel handling its defense in these matters and the Company’s analysis of potential outcomes, if the Company determines that a loss arising from such matters is probable and can be reasonably estimated, an estimate of the contingent liability is recorded in its consolidated financial statements. If only a range of estimated loss can be determined, an amount within the range that, based on estimates, assumptions and judgments, reflects the most likely outcome, is recorded as a contingent liability in the consolidated financial statements. In situations where none of the estimates within the estimated range is a better estimate of probable loss than any other amount, the Company records the low end of the range. Any such accrual would be charged to expense in the appropriate period. Litigation expenses for these types of contingencies are recognized in the period in which the litigation services were provided.

F-20

CRYPTYDE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Revenue Recognition. In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 606, Revenue from Contracts with Customers, the Company recognizes revenue when it satisfies performance obligations, by transferring promised goods or services to customers, in an amount that reflects the consideration to which the Company expects to be entitled in exchange for fulfilling those performance obligations. There are no contract assets or contract liabilities and therefore no unsatisfied performance obligations.

Disaggregation of Revenue. The Company’s primary revenue streams will include the sale of mining equipment. There are no material operations that were disaggregated for segment purposes.

Comprehensive income (loss). The Company follows ASC 220 in reporting comprehensive income (loss). Comprehensive income (loss) is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income (loss). Since the Company has no items of other comprehensive income (loss), comprehensive loss is equal to net loss.

Earnings (Loss) Per Share. The Company follows ASC 260 when reporting Earnings (Loss) Per Share resulting in the presentation of basic and diluted earnings (loss) per share. Because the Company does not have any common stock equivalents, such as stock options and warrants, the amounts reported for basic and diluted net loss per share were the same.

Income Taxes. The Company accounts for income taxes under the provisions of the FASB ASC Topic 740 “Income Taxes” (“ASC Topic 740”). The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of items that have been included or excluded in the consolidated financial statements or tax returns. Deferred tax assets and liabilities are determined on the basis of the difference between the tax basis of assets and liabilities and their respective financial reporting amounts (“temporary differences”) at enacted tax rates in effect for the years in which the temporary differences are expected to reverse. The Company utilizes a recognition threshold and measurement process for consolidated financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Management has evaluated and concluded that there were no material uncertain tax positions requiring recognition in the Company’s consolidated financial statements as of December 31, 2021. The Company does not expect any significant changes in its unrecognized tax benefits within twelve months of the reporting date. The Company’s policy is to classify assessments, if any, for tax related interest as interest expense and penalties as general and administrative expenses in the consolidated statements of comprehensive loss. The Company is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.

Fair Value Measurements. The Company measures the fair value of financial assets and liabilities based on the guidance of ASC 820 “Fair Value Measurements and Disclosures” (“ASC 820”) which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices for similar assets and liabilities in active markets or inputs that are observable

Level 3 — inputs that are unobservable (for example, cash flow modeling inputs based on assumptions)

F-21

CRYPTYDE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The carrying amounts of the Company’s financial instruments, such as cash, accounts payable and other current liabilities approximate fair values due to the short-term nature of these instruments.

Concentration of Credit Risks. Financial instruments that potentially subject the Company to concentrations of credit risk are cash equivalents. Cash and cash equivalents are invested in deposits with certain financial institutions and may, at times, exceed federally insured limits. The Company has not experienced any significant losses on its deposits of cash and cash equivalents.

Recent Accounting Standards. The recent accounting pronouncements that the Company identified that could have an impact on its consolidated financial statements were as follows:

In August 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-06, Debt – Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging – Contracts in Entity’s Own Equity (Subtopic 815-40), Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity. The amendments in this Update affect entities that issue convertible instruments and/or contracts in an entity’s own equity. For convertible instruments, the instruments primarily affected are those issued with beneficial conversion features or cash conversion features because the accounting models for those specific features are removed. However, all entities that issue convertible instruments are affected by the amendments to the disclosure requirements in this Update. For contracts in an entity’s own equity, the contracts primarily affected are freestanding instruments and embedded features that are accounted for as derivatives under the current guidance because of failure to meet the settlement conditions of the derivatives scope exception related to certain requirements of the settlement assessment. The Board simplified the settlement assessment by removing the requirements (1) to consider whether the contract would be settled in registered shares, (2) to consider whether collateral is required to be posted, and (3) to assess shareholder rights. Those amendments also affect the assessment of whether an embedded conversion feature in a convertible instrument qualifies for the derivatives scope exception. Additionally, the amendments in this Update affect the diluted EPS calculation for instruments that may be settled in cash or shares and for convertible instruments. The amendments in this Update are effective for public business entities that meet the definition of a Securities and Exchange Commission (SEC) filer, excluding entities eligible to be smaller reporting companies as defined by the SEC, for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. The Board specified that an entity should adopt the guidance as of the beginning of its annual fiscal year. The Board decided to allow entities to adopt the guidance through either a modified retrospective method of transition or a fully retrospective method of transition. The adoption of this standard did not have a material effect on the Company’s consolidated financial statements.

In May 2021, the FASB issued ASU 2021-04, Earnings Per Share (Topic 260), Debt – Modifications and Extinguishments (Subtopic 470-50), Compensation – Stock Compensation (Topic 718), and Derivatives and Hedging – Contracts in Entity’s Own Equity (Subtopic 815-40), Issuer’s Accounting for Certain Modifications or Exchanges or Freestanding Equity – Classified Written Call Options. The amendments in this Update clarify an issuer’s accounting for modifications or exchanges of freestanding equity – classified written call options (for example, warrants) that remain equity classified after modification or exchange. The amendments are effective for all entities for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. An entity should apply the amendments prospectively to modifications or exchanges occurring on or after the effective date of the amendments. Early adoption is permitted for all entities, including adoption in an interim period. If an entity elects to early adopt the amendments in this Update in an interim period, the guidance should be applied as of the beginning of the fiscal year that includes the interim period. The Company early adopted this standard on the date of inception. The adoption of this standard did not have a material effect on the Company’s consolidated financial statements.

Subsequent Events. The Company has evaluated subsequent events through March 8, 2022, the date the consolidated financial statements were available to be issued. Based upon the evaluation, except for items described in Note 10, the Company did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the consolidated financial statements.

F-22

CRYPTYDE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. OTHER CURRENT ASSETS

Other current assets consist of the following at December 31, 2021:

Vendor deposits, related party	$6,999,955
Interest receivable, related party	33,395
Total other assets	$7,033,350

As of December 31, 2021, the Company had deposits with a vendor, Wattum Management, Inc., of $6,999,955 related to a contract for the delivery of mining equipment. Wattum Management, Inc. is a partner in CW Machines, LLC.

4. LOAN HELD-FOR-INVESTMENT, RELATED PARTY

Loan held-for-investment, related party, represents a senior secured promissory note (“Note”) from Wattum Management Inc., a non-controlling member of CW Machines, LLC, a related party. The note bears interest of 5% per annum and matures on October 12, 2026 with the entire outstanding principal and accrued interest due at maturity date. The Note is secured by assets of Wattum Management, Inc.

F-23

CRYPTYDE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. CUSTOMER DEPOSITS

As of December 31, 2021, the Company had deposits from a customer of $6,999,980 related to a contract to deliver mining equipment.

6. DUE TO PARENT

As of December 31, 2021, due to parent consists of net amounts due to Vinco related to borrowings for financing needs of Cryptyde, Inc. as well as other operating expenses that were paid for on behalf of one to the other. As of December 31, 2021, the net amount due to parent was $4,616,551. Such amounts are not due currently. The due to Parent will be settled at the time the anticipated Spin-Off of Cryptyde, Inc. from Vinco Ventures, Inc. becomes effective.

7. INCOME TAXES

Cryptyde, Inc. is taxed as a corporation and pays corporate federal, state and local taxes on income.

CW Machines, LLC is a limited liability company for income tax purposes and is owned 51% by Cryptyde, Inc. The Company pays corporate federal, state and local taxes on income allocated to it from CW Machines, LLC.

Components of net loss before income taxes were as follows:

2021

United States	$(643,233)
Net loss before income taxes	$(643,233)

The tax effects of temporary differences that give rise to deferred tax assets or liabilities are presented below:

2021

Deferred tax assets:
Net operating loss carryforwards	$108,018
Less: valuation allowance	(108,018)
Net deferred tax assets	$-

F-24

CRYPTYDE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The income tax benefit consists of the following:

2021

Current:
Federal	$-
State	-
Total current	-
Deferred:
Federal	(108,018)
State	-
Less: valuation allowance	108,018
Total deferred	-
Total income tax provision (benefit)	$-

A reconciliation of the statutory federal income tax rate to the Company’s effective tax rate is as follows:

2021

Tax at federal statutory rate	21.0%
U.S. income taxes subject to valuation allowance	-16.8%
State and local income taxes	0.0%
Losses attributable to noncontrolling interests	-4.2%
Total income tax provision (benefit)	0.0%

8. STOCKHOLDER’S EQUITY

Common Stock. Vinco Ventures, Inc. owns 100% of the issued and outstanding common stock of Cryptyde, Inc. As of December 31, 2021, the Company has 10,000 shares of issued and outstanding shares of common stock.

9. COMMITMENTS AND CONTINGENCIES

Operating Leases. The Company does not have any leases that extend beyond one year.

10. SUBSEQUENT EVENTS

On January 26, 2022, the Company, entered into a Securities Purchase Agreement (the “Note Securities Purchase Agreement”) with an accredited investor (the “Note Investor”) for the issuance and sale of a Senior Convertible Note with an initial principal amount of $33,333,333 (the “Note”) at a conversion price of $10.00 per share of Cryptyde’s common stock, par value $0.001 (the “Common Stock”), a warrant (the “Warrant”) to purchase up to 3,333,333 shares of Common Stock with an initial exercise price of $10.00 per share of Common Stock (the “Note Private Placement”). The entire outstanding principal balance and any outstanding fees or interest shall be due and payable in full on the third anniversary of the date the note is issued (“Maturity Date”). The Note shall not bear interest, provided, however, that the Note will bear interest at 18% per annum upon the occurrence of an event of default. The Note Investor may terminate its obligations under the Note Securities Purchase Agreement if the closing has not occurred by June 30, 2022. In connection with the Note Private Placement, Cryptyde also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Note Investor, and will enter into a Security Agreement, a Pledge Agreement and various ancillary certificates, disclosure schedules and exhibits in support thereof prior to the closing of the Purchase Agreement.

On January 26, 2022, the Company, with respect to certain sections, entered into a Securities Purchase Agreement (the “Equity Securities Purchase Agreement”) with an accredited investor (the “Equity Investor”) for the issuance of a (i) 1,500,000 shares of Common Stock, and (ii) a warrant (the “Equity Investor Warrant”) to purchase up to 1,500,000 shares of Common Stock with an exercise price of $8.00 per share of Common Stock (the “Equity Private Placement”). The consideration to be paid to Cryptyde under the Equity Securities Purchase Agreement is $12,000,000. The Equity Securities Purchase Agreement will close upon the satisfaction of certain conditions of the Equity Investor and Cryptyde, as well as: (i) closing conditions to the Spin-Off have been satisfied or waived, and (ii) the Common Stock shall be approved for Trading on the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange. The Equity Securities Purchase Agreement contains covenants on the part of Cryptyde, including that Cryptyde will reserve for the purpose of issuance at least 100% of the maximum number of shares of Common Stock issuable upon conversion of the Equity Investor Warrant. In addition, under the Equity Securities Purchase agreement, Cryptyde will grant the Equity Investor certain rights to participate in any Subsequent Placements for the same duration as the participation right pursuant to the Note Securities Purchase Agreement.

F-25